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Ford Delivers Best Quarter Ever with First Quarter Pre-Tax Profit of $3.8B; Net Income of $2.5B

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2016 FIRST QUARTER FINANCIAL RESULTS*

	Pre-Tax Results	Net Income	Revenue	Wholesales	Automotive Operating Margin	Automotive Operating-Related Cash Flow
1Q 2016	**$3.8B**	**$2.5B**	**$37.7B**	**1,720K**	**9.8%**	**$2.7B**
B/(W) 1Q 2015	$2.1B	$1.3B	$3.8B	152K	5 ppts	$2.2B

HIGHLIGHTS

- **Record quarterly pre-tax profit of $3.8B, up $2.1B; net income of $2.5B**, up $1.3B; after-tax **earnings per share of $0.68,** excluding special items, up $0.39 from a year ago
- Strong **Automotive operating-related cash flow** of **$2.7B,** a first quarter record
- **Record Automotive pre-tax profit** of $3.3B, **up $2.0B**; Automotive operations outside North America profitable in total
- **Record Automotive operating margin** of **9.8 percent**
- **North America** quarterly **record pre-tax profit** and **operating margin**
- **Europe fourth consecutive quarterly profit** and **best quarter since 2008**
- **Ford Credit** continued to deliver **strong results**
- **Distributed $1.7B to shareholders** including a regular quarterly dividend and a supplemental dividend of $1B
- **Global market share up two-tenths** of a percentage point from a year ago at 7.1 percent with gains in North America, Europe and Asia Pacific
- **Launched new Fusion V6 Sport** and **announced plans** for **four all-new SUVs**; on track for 12 global product launches
- Announced **Ford Smart Mobility LLC** subsidiary to design, build, grow and invest in emerging mobility services
- Became the **first automaker** to test **autonomous driving in the snow**
- Ford named a **World's Most Ethical Company** by Ethisphere Institute for the seventh year in a row; only automaker on the list
- For **2016**, continue to **expect** another **strong year with sustained strong financial performance and returns** and profitability across all parts of the business except South America



"The first quarter was an absolutely terrific start to the year – an all-time record for the company, with very strong performance across the business. We're excited about our future and confident in our ability to deliver long-term growth and profitability, as we expand our business model to be both an auto and a mobility company."
Mark Fields, Ford President and CEO

PRODUCTS AND SERVICES



Ecosport

Announced an investment of up to $227 million to manufacture the Ford EcoSport small sports utility vehicle at the Craiova Assembly Plant in Romania starting in late 2017, taking advantage of the excellent workforce and operations at the plant.



Focus RS

Launched the all-new global Focus RS, a dynamic performance machine loaded with technology and innovative engineering, that includes a 350-horsepower 2.3-liter EcoBoost engine and Ford's pioneering torque-vectoring all-wheel-drive system, setting all-new benchmarks for driving exhilaration on the road and track.



FordPass

Introduced FordPass – a digital, physical and personal platform with benefits including Marketplace, offering mobility services; FordGuides, who help you move; Appreciation, for membership loyalty; and FordHubs, for the company's latest innovations.



All-New Lincoln Continental

Unveiled the all-new Lincoln Continental which demonstrates the future of "quiet luxury." Continental integrates technologies to effortlessly assist, entertain and comfort customers including the innovative E-Latch door system, Lincoln's Perfect Position seats and rear seat amenities.

*See endnote on page 4.
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Ford Motor Company 1Q April 28, 2016 1

AUTOMOTIVE RESULTS

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	1,720K	$35.2B	9.8%	$3.3B
B/(W) 1Q15	152K	$3.4B	5.0 ppts	$2.0B

North America

- North America had best quarter ever pre-tax profit of $3.1B, up $1.5B, with a record operating margin of 12.9%
- Market share improved in North America and the U.S. driven by strong fleet sales of the SUV line-up, Transit and F-150
- Pre-tax profit improvement was driven by favorable volume and mix, reflecting the full availability of the product portfolio after the successful launch of F-150 in 2015 and the strength of our SUV product line up
- For 2016, expect pre-tax results to be about equal to 2015 with an operating margin of 9.5 percent or higher

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	814K	$23.9B	12.9%	$3.1B
B/(W) 1Q 2015	136K	$3.9B	5.1 ppts	$1.5B

South America

- Reflecting primarily the continued recession in Brazil and the currency devaluation in Argentina, all the key market factors and financial metrics declined in the first quarter from a year ago
- Ford continued to deliver lower costs across many areas of the business
- Higher loss was due to lower industry sales, primarily a result of a 29 percent reduction in Brazil
- For 2016, expect pre-tax loss to be greater than 2015 due to the difficult business environment

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	63K	$0.8B	(30.4)%	$(256)M
B/(W) 1Q 2015	(38)K	$(0.7)B	(17.9) ppts	$(67)M

Europe

- Pre-tax profit of $434M was higher than the full year of 2015
- The year over year pre-tax profit improvement of $476M was driven by favorable volume and mix as well as lower costs
- Wholesale volume, market share and operating margin each improved in the quarter from a year ago
- Ford remained Europe's bestselling commercial vehicle brand, reflecting the strength of the Transit line-up and Ranger
- For 2016, expect pre-tax results to be higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	399K	$6.9B	6.3%	$434M
B/(W) 1Q 2015	23K	-	6.9 ppts	$476M

Middle East & Africa

- Results were adversely impacted by the external environment including low oil prices and political strife
- Financial results reflect unfavorable exchange primarily reflecting the South African Rand, and higher costs
- For 2016, expect pre-tax results to be equal to or higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	46K	$0.9B	(1.5)%	$(14)M
B/(W) 1Q 2015	(1)K	$(0.2)B	(9) ppts	$(93)M

Asia Pacific

- Delivered a strong quarter with a pre-tax profit of $220M, up $115M from a year ago, with an operating margin of 8.2 percent; China joint ventures contributed $443M to the pre-tax profit, up $83M from a year ago
- Profit improvement driven by higher volume and favorable mix
- Top line grew; higher share and mix reflects the strength of new products including the Edge, Ranger and Lincoln in China
- For 2016, expect pre-tax results to be higher than 2015

	Wholesales	Revenue	Operating Margin	Pre-Tax Results
1Q 2016	398K	$2.7B	8.2%	$220M
B/(W) 1Q 2015	32K	$0.4B	3.6 ppts	$115M

FORD CREDIT RESULTS

	Pre-Tax Results
1Q 2016	$514M
B/(W) 1Q15	$31M

Ford Credit

- Ford Credit delivered another strong quarterly profit
- Managed receivables continued to grow
- Portfolio performance was robust, with consistent focus on strong risk management, originations and servicing
- For 2016, expect pre-tax results to be equal to or higher than 2015

"The first quarter was outstanding, and we are confident in our ability to drive strong results globally. We expect 2016 to be a great year, and we plan to continue rewarding our shareholders through both supplemental and regular dividends as a part of our distribution strategy."

Bob Shanks, Executive Vice President and CFO



Ford Motor Company 1Q April 28, 2016 2

R I S K F A C T O R S Statements included or incorporated by reference herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:  Decline in industry sales volume, particularly in the United States, Europe, or China due to financial crisis, recession, geopolitical events, or other factors;  Decline in Ford's market share or failure to achieve growth;  Lower-than-anticipated market acceptance of Ford's new or existing products or services;  Market shift away from sales of larger, more profitable vehicles beyond Ford's current planning assumption, particularly in the United States;  An increase in or continued volatility of fuel prices, or reduced availability of fuel;  Continued or increased price competition resulting from industry excess capacity, currency fluctuations, or other factors;  Fluctuations in foreign currency exchange rates, commodity prices, and interest rates;  Adverse effects resulting from economic, geopolitical, or other events;  Economic distress of suppliers that may require Ford to provide substantial financial support or take other measures to ensure supplies of components or materials and could increase costs, affect liquidity, or cause production constraints or disruptions;  Work stoppages at Ford or supplier facilities or other limitations on production (whether as a result of labor disputes, natural or man- made disasters, tight credit markets or other financial distress, production constraints or difficulties, or other factors);  Single-source supply of components or materials;  Labor or other constraints on Ford's ability to maintain competitive cost structure;  Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;  Worse-than-assumed economic and demographic experience for postretirement benefit plans (e.g., discount rates or investment returns);  Restriction on use of tax attributes from tax law "ownership change”;  The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, or increased warranty costs;  Increased safety, emissions, fuel economy, or other regulations resulting in higher costs, cash expenditures, and / or sales restrictions;  Unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise;  A change in requirements under long-term supply arrangements committing Ford to purchase minimum or fixed quantities of certain parts, or to pay a minimum amount to the seller ("take-or-pay" contracts);  Adverse effects on results from a decrease in or cessation or clawback of government incentives related to investments;  Inherent limitations of internal controls impacting financial statements and safeguarding of assets;  Cybersecurity risks to operational systems, security systems, or infrastructure owned by Ford, Ford Credit, or a third-party vendor or supplier;  Failure of financial institutions to fulfill commitments under committed credit and liquidity facilities;  Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts, due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors;  Higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;  Increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and  New or increased credit regulations, consumer, or data protection regulations or other regulations resulting in higher costs and / or additional financing restrictions. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward- looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Ford Motor Company 1Q April 28, 2016 3

CONFERENCE CALL DETAILS

Ford Motor Company [NYSE:F] releases its 2016 first quarter financial results at 7:00 a.m. EDT today. The following briefings will be held after the announcement:

At 9:00 a.m. (EDT), Mark Fields, president and chief executive officer, and Bob Shanks, executive vice president and chief financial officer, will host a conference call to discuss Ford's 2016 first quarter results.

At 11 a.m. EDT, Bernard Silverstone, Ford Credit chairman and chief executive officer, and Marion Harris, Ford Credit chief financial officer, will host a conference call to discuss Ford Credit's 2016 first quarter results.

The presentations (listen-only) and supporting materials will be available at www.shareholder.ford.com. Representatives of the investment community will have the opportunity to ask questions on both conference calls, as will representatives of the news media on the first call.

Access Information - Thursday, April 28, 2016

Ford Earnings Call: 9 a.m. EDT
Toll-Free: 1.877.870.8664
International: 1.970.297.2423
Passcode: Ford Earnings

Ford Credit Earnings Call: 11 a.m. EDT
Toll-Free: 1.844.305.7555
International: 1.484.653.6087
Passcode: Ford Credit Earnings

REPLAYS
(Available after 1:00 p.m. EDT the day of the event through Thursday, May 5, 2016)
www.shareholder.ford.com
Toll-Free: 1.855.859.2056
International: 1.404.537.3406
Passcodes:
Ford Earnings: 87919926
Ford Credit Earnings: 92313741

About Ford Motor Company
Ford Motor Company is a global automotive and mobility company based in Dearborn, Michigan. With about 201,000 employees and 67 plants worldwide, the company's core business includes designing, manufacturing, marketing, financing and servicing a full line of Ford cars, trucks, SUVs and electrified vehicles, as well as Lincoln luxury vehicles. At the same time, Ford is aggressively pursuing emerging opportunities through Ford Smart Mobility, the company's plan to be a leader in connectivity, mobility, autonomous vehicles, the customer experience and data and analytics. The company provides financial services through Ford Motor Credit Company. For more information regarding Ford and its products worldwide or Ford Motor Credit Company, visit www.corporate.ford.com.

Contact(s):	Media:	Equity Investment Community:	Fixed Income Investment Community:	Shareholder Inquiries:
	Whitney Eichinger 1.313.390.5565 weiching@ford.com	Erik Eliason 1.313.594.0613 fordir@ford.com	Stephen Dahle 1.313.621.0881 fixedinc@ford.com	1.800.555.5259 or 1.313.845.8540 stockinf@ford.com

* The following applies to the information throughout this release:

- Pre-tax results **exclude special items** unless otherwise noted.
- See tables at the end of this release for the nature and amount of special items, and reconciliation of items designated as "excluding special items" to U.S. generally accepted accounting principles ("GAAP"). Also see the tables for reconciliation to GAAP of Automotive operating-related cash flow and net interest.
- Wholesale unit sales and production volumes include Ford brand and Jiangling Motors Corporation ("JMC") brand vehicles produced and sold in China by our unconsolidated affiliates; revenue does not includes these sales. See materials supporting the April 28, 2016 conference calls at www.shareholder.ford.com for further discussion of wholesale unit volumes.
- Automotive operating margin is defined as Automotive pre-tax results, excluding special items and Other Automotive, divided by Automotive revenue.
- References to Automotive records for operating-related cash flow, operating margin and business units are since at least 2000.

Ford Motor Company 1Q April 28, 2016 4

2016 CALCULATION OF EARNINGS PER SHARE

	1Q	
	Net Income Attributable to Ford	After-Tax Operating Results Excluding Special Items
After-Tax Results (Mils)		
Diluted after-tax results	$2,452	$2,704
Basic and Diluted Shares (Mils)		
Basic shares (Average shares outstanding)	3,970	3,970
Net dilutive options	26	26
Diluted shares	3,996	3,996
EPS (Diluted)	$0.61	$0.68

INCOME FROM CONTINUING OPERATIONS

	1Q	
(Mils)	2015	2016
Automotive		
North America	$1,569	$3,080
South America	(189)	(256)
Europe	(42)	434
Middle East & Africa	79	(14)
Asia Pacific	105	220
Other Automotive	(212)	(126)
Total Automotive (excl. special items)	$1,310	$3,338
Special items -- Automotive	--	(186)
Total Automotive	$1,310	$3,152
Financial Services		
Ford Credit	$483	$514
Other	(14)	(15)
Total Financial Services	$469	$499
Company		
Pre-tax results	$1,779	$3,651
(Provision for) / Benefit from income taxes	(625)	(1,196)
Net income	$1,154	$2,455
Less: Income / (Loss) attributable to non-controlling interests	1	3
Net income / (loss) attributable to Ford	$1,153	$2,452
Memo: Excluding special items		
Pre-tax results	$1,779	$3,837
(Provision for) / Benefit from income taxes	(625)	(1,130)
Less: Income / (Loss) attributable to non-controlling interests	1	3
After-tax results	$1,153	$2,704

Ford Motor Company 1Q April 28, 2016 5

SPECIAL ITEMS

(Mils)	1Q 2015	1Q 2016
Pre-tax Special Items		
Separation-related actions	$ --	$(174)
Japan / Indonesia Market Closure	--	(12)
Total Pre-tax Special Items	$ --	$(186)
Tax-related Special Items*	$ --	$(66)
Memo:		
Special Items impact on earnings per share*	$ --	$(0.07)

* Includes related tax effect on special items and tax special items

AUTOMOTIVE SECTOR NET INTEREST RECONCILIATION TO GAAP

(Mils)	1Q 2015	1Q 2016
Interest expense (GAAP)	$(165)	$(200)
Investment-related interest income (GAAP)	45	61
Interest income / (expense) on income taxes (GAAP)	(9)	(2)
Subtotal	$(129)	$(141)
Adjustment for items included / excluded from net interest		
Include: Gains / (Losses) on cash equiv. and marketable securities*	24	55
Include: Gains / (Losses) on extinguishment of debt	1	--
Other	(33)	(42)
Net Interest	$(137)	$(128)

* Excludes mark-to-market adjustments of strategic equity investments held in marketable securities

Ford Motor Company 1Q April 28, 2016 6

AUTOMOTIVE OPERATING-RELATED CASH FLOWS RECONCILIATION TO GAAP

(Bils)	1Q 2015	1Q 2016	Memo: FY 2015
Net cash provided by / (used in) operating activities (GAAP)	$1.0	$3.6	$12.3
Items included in operating-related cash flows			
Capital spending	(1.8)	(1.5)	(7.1)
Proceeds from the exercise of stock options	0.1	--	0.2
Net cash flows from non-designated derivatives	0.1	0.1	(0.1)
Items not included in operating-related cash flows			
Separation payments	0.4	--	0.6
Funded pension contributions	0.8	0.4	1.1
Tax refunds and tax payments from affiliates	--	--	--
Other	(0.1)	0.1	0.3
Operating-related cash flows	$0.5	$2.7	$7.3

Ford Motor Company 1Q April 28, 2016 7